UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2014

               Frederick’s of Hollywood Group Inc.

(Exact Name of Registrant as Specified in Charter)

New York	001-05893	13-5651322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6255 Sunset Boulevard, Hollywood, CA	90028
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 466-5151

                                                           N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 14, 2014, Frederick’s of Hollywood Group Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 18, 2013, by and among FOHG Holdings, LLC (“Parent”), FOHG Acquisition Corp. (“Merger Sub”) and the Company. The Amendment extends the termination date under the Merger Agreement from April 30, 2014 to June 15, 2014.

The foregoing is a summary of the Amendment, which is not complete, and is qualified in its entirety by reference to the full text of the Amendment, which is attached as an exhibit to this Current Report on Form 8-K. Readers should review the Amendment and all related documents for a complete understanding of the terms and conditions associated with this transaction.

Important Additional Information

The Company and its directors may be deemed to be participants in the solicitation of proxies for the special meeting of the Company’s shareholders to be held to approve the merger contemplated by the Merger Agreement. The Company’s directors have certain interests in the merger, as more fully described in the preliminary proxy statement referenced below, including: (a) the directors (other than William F. Harley III) will receive the merger consideration for each share of our common stock held by them, including shares subject to restricted share awards; (b) Mr. Harley will contribute shares of the Company’s common stock held by him and his affiliates to Parent in exchange for an increase in their respective equity interests in Parent; (c) Thomas J. Lynch, the Company’s Chairman and Chief Executive Officer, has entered into a new employment agreement, which will take effect if the merger is completed, under which Mr. Lynch will receive an equity interest in Parent; and (d) Mr. Harley and Peter Cole became members of the board of managers of Parent upon the signing of the merger agreement.

The Company’s shareholders and other interested persons are advised to read the Company’s preliminary proxy statement and, when available, definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting because these proxy statements will contain important information, including a description of the security holdings of the Company’s directors and their interests as shareholders in the successful consummation of the merger. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the merger. Shareholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Frederick’s of Hollywood Group Inc., 6255 Sunset Boulevard, 6th Floor, Hollywood, California 90028. The preliminary proxy statement and the definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1, dated as of April 14, 2014, to Agreement and Plan of Merger, dated as of December 18, 2013, by and among FOHG Holdings, LLC, FOHG Acquisition Corp. and Frederick’s of Hollywood Group Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Frederick’s of Hollywood Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2014

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer
(Principal Financial and Accounting Officer)